UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                            AND EXCHANGE ACT OF 1934

                                   May 8, 1998
                                (Date of report)



                             HomeSide Lending, Inc.
             (Exact name of registrant as specified in its charter)

Florida                                1-12979                   59-2725415
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
 of incorporation)                                           Identification No.)


                   7301 Baymeadows Way, Jacksonville, FL 32256
               (Address of principal executive offices) (Zip Code)

                                 (904) 281-3000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         Effective April 30, 1998, HomeSide, Inc., of which HomeSide Lending, Inc. is an indirect wholly-owned subsidiary, amended its charter to change its name to HomeSide International, Inc.




Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

                       Exhibit 3.5 - Certificate of Amendment of Certificate of Incorporation of HomeSide, Inc.








                                   Signatures


Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      HomeSide Lending, Inc.
                                      ----------------------
                                      (Registrant)


Date:  May 8, 1998                    By:/s/Kevin D. Race
       -------------                     ----------------
                                         Kevin D. Race
                                         Vice President, Chief Financial Officer
                                           and Treasurer (Principal Financial
                                           and Accounting Officer)